UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

8-Mar-05

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JULY 1, 2004, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FRE1)

Mortgage Asset Securitization Transactions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106982	06-1204982
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:     (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

This Amendment to Form 8-K by the registrant is being done solely to clear up typographical errors which have occurred on the Monthly Reports for all of the registrant's past deals and on all payment dates. These Monthly Reports have previously been filed by the registrant on Form 8-Ks.

In such Monthly Reports, the Available Funds is referenced as Section 4.02 (xxiii) of the related Pooling and Servicing Agreement. These Section references should instead be to Section 4.02 (xxii) of the related Pooling and Servicing Agreement.

Nothing else in any of the registrant's Monthly Reports nor any of the registrant's Form 8-Ks is changed by way of this Amendment to Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(C) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  U.S. Bank National Association, as  Trustee  for:

MASTR Asset Backed Securities Trust 2004-FRE1

Mortgage Pass Through Certificates,

Series 2004-FRE1

By:

/s/ Shannon Rantz

Name:

Shannon Rantz

Title:

Vice President

Dated:  08-Mar-05

Index to Exhibits

None